UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant   ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Gevo, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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**IMPORTANT MESSAGE FOR GEVO STOCKHOLDERS**

May 11, 2021

Dear Fellow Stockholder:

We recently mailed proxy materials to you for the Annual Meeting of Stockholders of Gevo, Inc. (“Gevo,” “we,” “us or “our”) scheduled to be held on June 9, 2021 to consider and vote upon various proposals, including, among other items, to approve an amendment and restatement of our Amended and Restated 2010 Stock Incentive Plan (the “2010 Plan Amendment Proposal”) and to approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to increase the total number of authorized shares of common stock from 250,000,000 shares to 500,000,000 shares (the “Authorized Share Proposal”).

At the time of the mailing of this reminder letter, our records indicate you may have not yet voted your shares. If you already have voted, we thank you for your prompt response. If you have not voted your shares, the Board of Directors encourages you to submit your vote in favor of the proposals included in the proxy materials as soon as possible.

Please let us remind you that there are a several ways to vote, including by internet, telephone or mail. For instructions on how to vote, please see the attached voting form. If you have not received your proxy materials, if you have any questions on the proxy materials, or if you need any assistance in casting your vote, please contact our proxy solicitor at the information noted below:

D.F. King & Co., Inc.
Toll-Free: (888) 625-2588

Alternatively, please feel free to contact Geoff Williams, Vice President - General Counsel & Secretary of Gevo, by telephone at (720) 267-8615. We will make certain that you get the proxy materials and voting instructions.

As we have described in the proxy statement for the Annual Meeting, approval of the 2010 Plan Amendment Proposal and the Authorized Share Proposal are critical for Gevo. The Board of Directors strongly believes that these proposals are necessary for the following reasons:

•	Gevo has used most of its existing authorized shares of common stock.
•

It is in the best interest of Gevo to increase the number of authorized shares of common stock in order to give us greater flexibility in considering and planning for future potential business needs including, but not limited to, potential strategic transactions, strategic partnerships, business combinations, financing the construction of accretive production facilities, as well as other general corporate transactions.

•

Gevo’s future success depends, in large part, upon our ability to attract, retain and motivate key employees and having sufficient shares in our stock incentive plant to grant equity awards serves as an important factor in attracting and retaining key employees.

For these reasons, and as more fully described in the proxy statement previously distributed to you, the Board of Directors has recommended that you vote “FOR” approval of both the 2010 Plan Amendment Proposal and the Authorized Share Proposal.

We need your vote. For your vote to count, you must vote by proxy before, or in person at, the virtual Annual Meeting on June 9, 2021. Regardless of how many shares you own, it is important that you vote them as soon as possible. We appreciate your support.

Sincerely,

Patrick R. Gruber

Chief Executive Officer

IF YOU HAVE RECENTLY MAILED YOUR PROXY OR CAST YOUR VOTE BY TELEPHONE OR OVER THE INTERNET, PLEASE ACCEPT OUR THANKS AND DISREGARD THIS REQUEST.

* * * *

Forward-Looking Statements

Certain statements in this letter may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to a variety of matters, including, without limitation, statements related the future performance and plans for Gevo and the potential effects of the 2010 Plan Amendment Proposal or the Authorized Share Proposal. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of Gevo and are subject to significant risks and uncertainty. Investors are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and Gevo undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise. Although Gevo believes that the expectations reflected in these forward-looking statements are reasonable, these statements involve many risks and uncertainties that may cause actual results to differ materially from what may be expressed or implied in these forward-looking statements. For a further discussion of risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of Gevo in general, see the risk disclosures in the Annual Report on Form 10-K of Gevo for the year ended December 31, 2020, and in subsequent reports on Forms 10-Q and 8-K and other filings made with the U.S. Securities and Exchange Commission (“SEC”) by Gevo.

Important Additional Information and Where to Find It

Gevo filed a definitive proxy statement and other proxy materials with the SEC on April 23, 2021 in connection with the Annual Meeting. The definitive proxy statement and a form of proxy have been mailed to stockholders of record as of April 14, 2021. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE ABOVE MATTERS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT SUCH MATTERS THAT IS IMPORTANT TO YOUR VOTING DECISION. Investors are able to obtain a free copy of documents filed with the SEC at the SEC’s website at www.sec.gov. In addition, investors may obtain a free copy of Gevo’s filings with the SEC on Gevo’s website at www.gevo.com, or by directing a request to: Gevo, Inc., 345 Inverness Drive South, Building C, Suite 310, Englewood, Colorado 80112, Attn: Geoff Williams, General Counsel & Secretary, (720) 267-8615.

Gevo and its directors, executive officers and certain other members of management and employees of Gevo may be deemed “participants” in the solicitation of proxies from stockholders in favor of the 2010 Plan Amendment Proposal or the Authorized Share Proposal. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of Gevo in connection with the proposal, and their direct or indirect interests, by security holdings or otherwise, which may be different from those of Gevo’s stockholders generally, is set forth in the definitive proxy statement related to the Annual Meeting, Gevo’s Annual Report on Form 10-K for the year ended December 31, 2020 and other filings with the SEC, which are available free of charge as indicated above.